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                                               Exhibit 10(y)











                  NEW ENGLAND ELECTRIC SYSTEM
                  ---------------------------

                   DIRECTORS RETIREMENT PLAN
                   -------------------------























                                                      May 1, 1994

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                  New England Electric System
                  ---------------------------

                   Directors Retirement Plan
                   -------------------------


                       TABLE OF CONTENTS
                       -----------------


Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .1
     Board . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     Committee . . . . . . . . . . . . . . . . . . . . . . . . .1
     New England Electric System . . . . . . . . . . . . . . . .1
     Participant . . . . . . . . . . . . . . . . . . . . . . . .1
     Retainer. . . . . . . . . . . . . . . . . . . . . . . . . .1
     Qualified Plan. . . . . . . . . . . . . . . . . . . . . . .1
     Quarter of Service. . . . . . . . . . . . . . . . . . . . .1

Plan Benefits. . . . . . . . . . . . . . . . . . . . . . . . . .2
     Retirement Benefit. . . . . . . . . . . . . . . . . . . . .2
     Form of Payment . . . . . . . . . . . . . . . . . . . . . .2
     Termination of Benefits . . . . . . . . . . . . . . . . . .2
     No Death Benefits . . . . . . . . . . . . . . . . . . . . .2

Administration and Claims. . . . . . . . . . . . . . . . . . . .2

Government Regulations . . . . . . . . . . . . . . . . . . . . .3

Nonassignment. . . . . . . . . . . . . . . . . . . . . . . . . .3

Provisions of Benefits . . . . . . . . . . . . . . . . . . . . .3

Vesting. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Amendment or Discontinuance. . . . . . . . . . . . . . . . . . .3

Effective Date . . . . . . . . . . . . . . . . . . . . . . . . .4



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                  NEW ENGLAND ELECTRIC SYSTEM
                  ---------------------------

                   DIRECTORS RETIREMENT PLAN
                   -------------------------



Definitions
-----------
When used in this Plan, the following words will have the meaning given below:
1.   Board means the Board of Directors of New England Electric
     System.
2.   Committee means the Compensation Committee of the Board.
3. New England Electric System means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation, or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer, or agent thereof assumes or shall be held to any liability therefor.
4.   Participant means any non-employee director of the New
     England Electric System.
5. Retainer means the annualized cash retainer paid for service on the Board (excluding retainers for service on committees, retainers for service as an officer of a Committee or the Board, any meeting fees or expenses, and the value of shares
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granted under the New England Electric System Director Share
Plan) payable for the quarter immediately preceding the Participant's termination of service.
6. Qualified Plan means the New England Electric System Companies' Final Average Pay Pension Plan I.
7. Quarter of Service means a calendar quarter for all or any portion of which the Participant served as a member of the Board, excluding any quarter during which the Participant was an employee of the New England Electric System or any of its subsidiaries.


Plan Benefits
-------------
1.   Retirement Benefit
     ------------------
     A Participant shall be entitled to receive under this plan an annual retirement benefit (payable on a quarterly basis) equal to (a) times (b), where:
          (a) is the Retainer and
          (b) is: (i) 100%, if the Participant has 40 or more Quarters of Service, or
                    (ii) 75%, if the Participant has 20 or more
                    but less than 40 Quarters of Service.
     No retirement benefit shall be payable if the Participant has less than 20 Quarters of Service.
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2.   Form of Payment
     ---------------
     Retirement benefits shall be paid in cash on the first business day of each calendar quarter following the later of the Participant's termination of service or age 60.
3.   Termination of Benefits
     -----------------------
     Benefits shall cease at the Participant's death.
4.   No Death Benefits
     -----------------
     There are no death benefits hereunder nor any retirement benefits payable to anyone other than the Participant.

Administration and Claims
-------------------------
The Committee shall have for this Plan the same powers, indemnities, and duties, including, but not limited to, the procedures for denied claims, as the benefits committee and the benefits appeal committee have for the Qualified Plan.

Government Regulations
----------------------
It is intended that this Plan will comply with all applicable laws and governmental regulations, and the Company shall not be obligated to perform an obligation hereunder in any case where, in the opinion of the Company's counsel, such performance would result in violation of any law or regulation.
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Nonassignment
-------------
No benefit under the Plan, nor any other interest hereunder of any Participant or contingent annuitant, may be assigned or alienated.

Provisions of Benefits
----------------------
This Plan will be unfunded. Benefits will be paid from the operating revenues of the Company. A Participant's rights to benefits under this Plan shall be those of an unsecured, general creditor of the Company.
Vesting
-------
A Participant's accrued benefits shall be 100% vested after twenty Quarters of Service.

Amendment or Discontinuance
---------------------------
The Committee may amend or discontinue the Plan at any time;
provided that no modification shall reduce a benefit which a
Participant was eligible to receive under the Plan if he or she had terminated service at the time of such amendment or
discontinuance.
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Effective Date
--------------
This Plan shall be effective May 1, 1994.
          May 31, 1994             s/Joan T. Bok
Dated: